MONEY MARKET PORTFOLIOS

PROSPECTUS SUPPLEMENT

NORTHERN INSTITUTIONAL FUNDS — PRIME OBLIGATIONS PORTFOLIO

SUPPLEMENT DATED OCTOBER 3, 2008 TO PROSPECTUSES DATED APRIL 1, 2008

On October 3, 2008, the Board of Trustees of the Northern Institutional Funds approved the participation by the Prime Obligations Portfolios (the “Portfolio”) in the U.S. Department of the Treasury’s Temporary Guaranty Program (“Program”) for money market funds. The Program protects the net asset value of certain shares of a shareholder of record in the Portfolio at the close of business on September 19, 2008. A shareholder would receive a payment in the amount of $1.00 per covered share upon liquidation of the Portfolio, if the Portfolio’s market-based net asset value per share were to fall below $0.995 and was not promptly restored to $1.00. The number of covered shares is the lesser of the number of shares owned on September 19, 2008 or the number of shares owned on the date when the payment is triggered. Shares acquired by a covered shareholder after the close of business on September 19, 2008 will not be covered by this program.

The program terminates on December 18, 2008, but may be later extended by the Treasury Department to terminate no later than September 18, 2009. If the Treasury Department extends the Program, the Board of Trustees will consider whether to continue to participate.

The Portfolio will bear the expense of its participation in the Program without regard to any expense caps currently in place. The fee for participation in the Program for the first three months is 0.01% of the net asset value of the Portfolio as of September 19, 2008.

Any questions regarding the Portfolio’s participation in the Program should be addressed to Northern Trust at 800-637-1380.

Please retain this Supplement with your prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-637-1380 northerninstitutionalfunds.com	NIFSPTMM 10/09

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS